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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                October 22, 2002


                              Diomed Holdings, Inc.

         Delaware                      000-32045                  84-140636
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

                1 Dundee Park
                 Andover, MA                                       01810
  (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (978-475-7771)

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Item 5.   Other Events and Regulation FD Disclosure.

     Attached as Exhibit 99.1 to this Form 8-K is the Descriptive Memorandum of Diomed Holdings, Inc. The Exhibit contains certain information regarding the business, operations and management of Diomed Holdings, Inc., as of March 29, 2002 or such earlier date as referenced therein. For more recent information, see our Quarterly Reports on 10-QSB filed for the fiscal quarters ended March 31, 2002 and June 30, 2002.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

       (c)

               Exhibit No.                  Description of Exhibit
               -----------                  ----------------------
               10.1                         RPO Advisor Agreement
                                            between Diomed, Inc. and
                                            Verus Support Services, Inc.

               99.1                         Descriptive Memorandum of
                                            Diomed Holdings, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Diomed Holdings, Inc.
                                            (Registrant)

Date: October 22, 2002                      By:    /s/  Peter Klein
                                                   ----------------
                                            Name:  Peter Klein
                                            Title: President and Chief
                                                   Executive Officer